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                                                                   Exhibit 10.17

                AMENDMENT NO. 5 TO LOAN AND SECURITY AGREEMENT

     AMENDMENT NO. 5 dated as of December 7, 2001 to LOAN AND SECURITY AGREEMENT dated as of December 14, 2000 among COMFORCE CORPORATION, COMFORCE OPERATING, INC. (the "Holding Companies"), certain direct and indirect subsidiaries of the Holding Companies and UNIFORCE SERVICES, INC. (the "Other Loan Parties"), the Lenders whose signatures appear below, TRANSAMERICA BUSINESS CAPITAL CORPORATION (as successor to TRANSAMERICA BUSINESS CREDIT CORPORATION), as Co-Agent (the "Co-Agent"), THE CIT GROUP/BUSINESS CREDIT, INC., as Collateral Agent (the "Collateral Agent") and IBJ WHITEHALL BUSINESS CREDIT CORPORATION, as Administrative Agent for the benefit of itself and the Lenders (the "Administrative Agent").

                             Preliminary Statement

     6. The Holding Companies, the Other Loan Parties, the Co-Agent, the Collateral Agent, the Administrative Agent, and the Lenders (as defined therein) have entered into a Loan and Security Agreement dated as of December 14, 2000, as amended by Amendment No. 1 thereto as of January 5, 2001, Amendment No. 2 thereto as of March 5, 2001, Amendment No. 3 thereto as of September 21, 2001 and Amendment No. 4 thereto as of December 7, 2001 (the "Original Loan and Security Agreement"; terms defined in the Original Loan and Security Agreement and not otherwise defined herein shall have the meanings assigned thereto in the Original Loan and Security Agreement).

     7. The Loan Parties, and Lenders desire to amend the Original Loan and Security Agreement as provided herein.

     NOW, THEREFORE, in consideration of the premises set forth herein, the Loan Parties and the Lenders hereby agree as follows:

     15. Amendments. The Original Loan and Security Agreement is, subject to the satisfaction of the conditions referred to below, amended as follows:

a. the following definitions are added to subsection 1.1 of the Original Loan and Security Agreement in their respective proper alphabetical places:

            "'Amendment No. 5' shall mean Amendment No. 5, dated as of December 7, 2001, of this Agreement."

            "'Amendment No. 5 Effective Date' shall mean the date on which the amendments contemplated by Amendment No. 5 become effective."

            "'Excess Accounts' shall mean, with respect to the Purchased Accounts and Service Fee Accounts for any Account Seller at any time, that portion of Purchase Accounts of such Account Seller constituting Eligible Accounts and that portion of Service Fee Accounts of such Account Seller constituting Eligible Accounts, in excess, in the aggregate, of $7,000,000 at such time."

            "'Special Amount' shall mean, at any time, that portion of the outstanding principal balance of the Loans (as determined on a daily basis by the Collateral Agent and Administrative Agent) equal to the
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            lesser of (i) the Excess Accounts at such time and (ii) the outstanding principal balance of the Loan at such time. Special Amounts shall be deemed to be Base Rate Loans, except to the extent that the aggregate amount thereof, at any time, exceeds the amount of Base Rate Loans outstanding at such time, and the amount of any such excess shall be deemed to be LIBOR Loans."

            "'Unauthorized Purchased Account' shall mean any Purchased Account of an Account Seller (i) if as of the time of acquisition thereof by a Borrower, (x) Purchased Accounts and Service Fee Accounts of all Account Sellers constitute more than 50% of otherwise Eligible Accounts (as determined by the Collateral Agent) and (y) such acquisition thereof by a Borrower caused the sum of Purchased Accounts and Service Fee Accounts acquired or created by Borrower from such Account Seller to exceed $5,000,000 and (ii) for which the applicable Borrower did not receive, prior to the acquisition of such Purchased Account, written approval from the Requisite Lenders pursuant to subsection 7.17 hereof for the acquisition thereof by a Borrower. An Unauthorized Purchased Account shall not constitute an Eligible Account."

            "'Unauthorized Service Fee Account' shall mean any Service Fee Account of an Account Seller (i) if as of the time of creation or acquisition thereof by a Borrower (x) Purchased Accounts and Service Fee Accounts of all Account Sellers constitute more than 50% of otherwise Eligible Accounts (as determined by the Collateral Agent) and (y) such creation or acquisition thereof by a Borrower caused the sum of Purchased Accounts and Service Fee Accounts created or acquired by Borrower from such Account Seller to exceed $5,000,000 and (ii) for which the applicable Borrower did not receive, prior to the creation or acquisition thereof by a Borrower, written approval from the Requisite Lenders pursuant to subsection 7.17 hereof for the creation or acquisition thereof by a Borrower. An Unauthorized Service Fee Account shall not constitute an Eligible Account.";

b. clause (21) of subsection 2.1(B) of the Original Loan and Security Agreement is amended and restated as follows:

            "Purchased Accounts and Service Fee Accounts (other than arising from Licensing Agreements) which exceed, in the aggregate, 60% of otherwise Eligible Accounts;";

c. clause (22) of subsection 2.1(B) of the Original Loan and Security Agreement is amended and restated as follows:

            "Purchased Accounts or Service Fee Accounts which exceed, as to any single Account Seller, $7,000,000 in the aggregate; provided, however, if Borrower has obtained the prior written consent of the Requisite Lenders allowing the sum of such Purchased Accounts and Service Fee Accounts to exceed, as to such Account Seller, $7,000,000 in the aggregate, such accounts shall be deemed Eligible Accounts;";

d. clause (23) of subsection 2.1(B) is amended by replacing the period with the word "and" at the end thereof and adding a new clause (24) immediately thereafter, such new clause to read as follows:

            "Purchased Accounts and Service Fee Accounts that constitute Unauthorized Purchased Accounts or Unauthorized Service Fee Accounts.";

e.        subsection 2.2(A) is amended and restated in its entirety as follows:

            "The Loans and all other Obligations shall bear interest from the date such Loans are made or such other Obligations become due to the date paid at a rate per annum equal to (i) (x) except for Special Amounts constituting Base Rate Loans, in the case of Base Rate Loans and other Obligations for

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            which no other interest rate is specified, the Base Rate plus the
            Applicable Base Rate Margin, and (y) in the case of Special Amounts constituting Base Rate Loans, the Base Rate plus the Applicable Margin plus 1% per annum, and (ii) (x) except for Special Amounts constituting LIBOR Loans, in the case of LIBOR Loans, LIBOR, plus the Applicable LIBOR Margin and (y) in the case of Special Amounts constituting LIBOR Loans LIBOR, plus the Applicable LIBOR Margin plus 1% per annum (the "Interest Rate"). The applicable basis for determining the rate of interest shall be selected by Borrower Representative initially at the time a Notice of Borrowing is given pursuant to subsection 2.1(C). The basis for determining the interest rate with respect to any Loan or a portion of any Loan may be changed from time to time pursuant to subsection 2.2(E). If on any day a Loan or a portion of any Loan is outstanding with respect to which notice has not been delivered to Administrative Agent in accordance with the terms of this Agreement specifying the basis for determining the rate of interest, then for that day that Loan or portion thereof shall bear interest determined by reference to the Base Rate.

            After the occurrence and during the continuance of an Event of Default (i) the Loans and all other Obligations shall, at the option of Requisite Lenders, bear interest at a rate per annum equal to two percent (2%) plus the applicable Interest Rate (the "Default Rate"),
            (ii) each LIBOR Loan shall automatically convert to a Base Rate Loan at the end of any applicable Interest Period and (iii) no Loans may be converted to LIBOR Loans.";

f. subsection 5.3 of the Original Loan and Security Agreement is amended and restated as follows:

            "The Loan Parties shall permit any one or more of the Agents and Co-Agent and any authorized representatives designated by any Agent or Co-Agent to visit and inspect any of the properties of any Loan Party, including their financial and accounting records (for the purposes of field audit or otherwise), and in conjunction with such inspection, to make copies and take extracts therefrom, and to discuss their affairs, finances and business with their officers and independent public accountants, at such reasonable times during normal business hours and as often as may be reasonably requested provided such visits and inspections shall be made 3 times per Fiscal Year. Each Lender may, with the consent of any Agent or Co-Agent making such visit or inspection, which consent will not be unreasonably denied, accompany such Agent or Co-Agent on any such visit or inspection."; and

g. a new subsection 7.17 is added immediately after the end of subsection 7.16, such new subsection to be titled "Restrictions on Purchased Accounts and Service Fee Accounts" and to read as follows:

            "At any time that Purchased Accounts and Service Fee Accounts of all Account Sellers constitute more than 50% of otherwise Eligible Accounts, prior to creating or acquiring any Service Fee Account or Purchased Account of an Account Seller that as of the time of creation or acquisition thereof by a Borrower, would cause the sum of Purchased Accounts and Service Fee Accounts created or acquired by Borrower from such Account Seller to exceed $5,000,000, a Borrower shall obtain the prior written consent of the Requisite Lenders. The Requisite Lenders shall endeavor to respond to any request for approval under this subsection 7.17 within five (5) Business Days of such request; provided, however, that no Lender shall be liable for failure to approve such request within such time."

     16. Representations and Warranties. Each Loan Party represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Lenders that:

a. no consent of any other person, including, without limitation, shareholders or creditors of any Loan Party is required to authorize, or is otherwise required in connection with the execution, delivery and performance of this Amendment No. 5.

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b.        this Amendment No. 5 has been duly executed and delivered by a duly authorized officer of each Loan Party, and constitutes the legal, valid and binding obligations of such Loan Party, enforceable against such party in accordance with its terms, except as enforcement thereof may be subject to the effect of any applicable (i) bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and (ii) general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

c. the execution, delivery and performance of this Amendment No. 5 will not violate any law, statute or regulation applicable to any Loan Party, or any order or decree of any court or governmental instrumentality applicable to such company, or conflict with, or result in the breach of, or constitute a default under any contractual obligation of such company, including the Loan Documents.

     17. Effectiveness. The foregoing amendments contained in this Amendment No. 5 to the Original Loan and Security Agreement shall become effective upon the satisfaction in full of the following conditions on a date (the "Effective Date") on or before December 7, 2001:

a. this Amendment No. 5 shall have been executed and delivered by each Loan Party and the Requisite Lenders;

b. as of the Effective Date, there shall be continuing no Default or Event of Default;

c. the representations made by the Loan Parties herein and in the Loan Documents shall be true in all respects as of the Effective Date (except as to any representation or warranty limited to a specific earlier date);

d. the Administrative Agent shall have received from CC, COI and USI a fee of $30,000 for the account of the Lenders; and

e. the Administrative Agent shall have received a legal opinion, dated the Effective Date and addressed to the Administrative Agent, the Collateral Agent and the Lenders, from independent counsel to the Loan Parties, as to the Original Loan and Security Agreement, as amended by Amendment No. 5 and the other Loan Documents, in form and substance satisfactory to the Administrative Agent.

     18. Governing Law. This Amendment No. 5 to the Original Loan and Security Agreement is being delivered in the State of New York and shall be governed by and construed in accordance with the laws of the State of New York.

     19. Counterparts. This Amendment No. 5 to the Original Loan and Security Agreement is being executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one and the same instrument.

     20. Consent. By signing below, each Loan Party consents to the execution and delivery of this Amendment No. 5 by each other Loan Party and agrees that the obligations of such Loan Party under the Loan Documents continue in full force and effect.

     21. Miscellaneous. All references in the Loan Documents to the "Loan and Security Agreement" and in the Original Loan and Security Agreement to "this Agreement," "hereof," "herein" or the like shall mean and refer to the Original Loan and Security Agreement and this Amendment No. 5 (as well as by all subsequent amendments, restatements, modifications and supplements thereto).

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                           [SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the Loan Parties, the Lenders, the Co-Agent, the Collateral
Agent and the Administrative Agent have caused this Amendment No. 5 to the Original Loan and Security Agreement to be executed as of the day and year first written above.


Holding Parties:                COMFORCE CORPORATION
                                COMFORCE OPERATING, INC.

Borrowers:                      BRENTWOOD OF CANADA, INC.
                                BRENTWOOD SERVICE GROUP, INC.
                                CAMELOT COMMUNICATIONS GROUP, INC.
                                CAMELOT CONTROL GROUP, INC.
                                CLINICAL LABFORCE OF AMERICA, INC.
                                COMFORCE INFORMATION TECHNOLOGIES, INC.
                                COMFORCE TECHNICAL ADMINISTRATIVE SERVICES, INC.
                                COMFORCE TECHNICAL SERVICES, INC.
                                COMFORCE TELECOM, INC.
                                GERRI G., INC.
                                LABFORCE OF AMERICA, INC.
                                PRO SERVICES, INC.
                                PRO UNLIMITED, INC.
                                PRO UNLIMITED SERVICES, INC.
                                SUMTEC CORPORATION
                                TEMPORARY HELP INDUSTRY SERVICING COMPANY, INC.
                                THISCO OF CANADA, INC.
                                UNIFORCE PAYROLLING SERVICES, INC.
                                UNIFORCE PAYROLLING TRI-STATE INC.
                                UNIFORCE SERVICES, INC.
                                UNIFORCE STAFFING SERVICES, INC.

Inactive Subsidiaries:          COMFORCE ACQUISITION 1 CORP.

                   [Signatures Continued on Following Page]

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                   [Signature page 1 of 2 to Amendment No. 5]


                              For each of the foregoing corporations:

                              By: ___________________________________
                                  Name:
                                  Title:


                              IBJ WHITEHALL BUSINESS CREDIT
                              CORPORATION, as Administrative Agent and
                              Lender

                              By: ___________________________________
                                  Name:
                                  Title:

                              Revolving Loan Commitment:
                              $17,272,727.00

                              THE CIT GROUP/BUSINESS CREDIT,
                              INC.,
                              as Collateral Agent and Lender

                              By: ___________________________________
                                  Name:
                                  Title:

                              Revolving Loan Commitment:
                              $17,272,727.00

                              TRANSAMERICA BUSINESS CAPITAL
                              CORPORATION (as successor to
                              Transamerica Business Credit Corporation), as Co-Agent and Lender

                              By: ___________________________________
                                  Name:
                                  Title:

                              Revolving Loan Commitment:
                              $17,272,727.00

                   [Signatures Continued on Following Page]

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                  [Signature page 2 of 2 to Amendment No. 5]

                              FLEET CAPITAL CORPORATION, as
                         Lender

                              By: ___________________________________
                                  Name:
                                  Title:


                              Revolving Loan Commitment:
                              $12,954,546.00

                              JPMORGAN CHASE BANK (formerly
                              known as The Chase Manhattan Bank), as
                              Lender

                              By: ___________________________________
                                  Name:
                                  Title:


                              Revolving Loan Commitment:
                              $12,954,546.00

                              LASALLE BUSINESS CREDIT, INC, as
                              Lender

                              By: ___________________________________
                                  Name:
                                  Title:


                              Revolving Loan Commitment:
                              $10,795,454.00

                              GUARANTY BUSINESS CREDIT
                              CORPORATION, as Lender


                              By: ___________________________________
                                  Name:
                                  Title:


                              Revolving Loan Commitment:
                              $6,477,273.00

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